UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

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Cord Blood America, Inc.
(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069
(Address of principal executive offices)

(310) 432-4090
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

Results of Operations and Financial Condition

On March 27, 2007, Cord Blood America presented the following Power Point presentation to potential investors. The presentation contains a summary of financial results for various periods in 2005, 2006 and 2007. The presentation is attached hereto as Exhibit 99.39.

ITEM 7.01

Regulation FD Disclosure

On July 25, 2005, Cord Blood America, Inc will present the following Power Point presentation to potential investors. The presentation contains company information, corporate strategies and projected financial results through fiscal year end December 31, 2007. The presentation attached hereto as Exhibit 99.39 is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01

Financial Statements and Exhibits

99.39	Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date:	April 3, 2007	By:	/s/ Matthew L. Schissler

Matthew L. Schissler
Chief Executive Officer